ARTICLES OF INCORPORATION
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                         OF
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                    FAIRBANKS, INC.
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     The undersigned subscriber to these Articles of
Incorporation, a natural person competent to contract,
hereby forms a corporation under the laws of the State of
Florida.
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                   ARTICLE I.  NAME
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     The name of the corporation shall be: Fairbanks, Inc.
The principal place of business of this corporation shall be 265 Sunrise Avenue, Suite 204, Palm Beach, Florida 33480.
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              ARTICLE II.  NATURE OF BUSINESS
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     This corporation may engage or transact in any or all
lawful activities or business permitted under the laws of
the United States, the State of Florida or any other state, country, territory or nation.
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               ARTICLE III.  CAPITAL STOCK
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     The maximum number of shares of stock that this
corporation is authorized to have outstanding at any one
time is 50,000,000 shares of common stock having $.0001 par
value per share.
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                  ARTICLE IV.  ADDRESS
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     The street address of the initial registered office of
the corporation shall be 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480, and the name of the registered agent of the corporation at that address is Donald F. Mintmire.
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             ARTICLE V.  TERM OF EXISTENCE
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     This corporation is to exist perpetually.
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                ARTICLE VI.  DIRECTORS
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     This corporation shall have no Directors, initially.
The affairs of the Corporation will be managed by the shareholders until such time Directors are designated as provided by the By-Laws.
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              ARTICLE VII.  INCORPORATOR
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     The name and street address of the incorporator to
these Articles of Incorporation is:
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            Donald F. Minmire, Esq.
            Mintmire & Associates
            265 Sunrise Avenue
            Suite 204
            Palm Beach, Florida 33480
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           ARTICLE VIII.  EFFECTIVE DATE
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     The corporation shall commence its existence on
September 1, 1996.
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     IN WITNESS WHEREOF, the undersigned has hereunto set
his hand and seal on this 30th day of August, 1996.
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                             /s/ Donald F. Mintmire
                             ----------------------------
                                 Donald F. Mintmire
STATE OF FLORIDA                  )
                                  )  SS:
COUNTY OF PALM BEACH              )
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     The foregoing instrument was acknowledged before me
this 30th day of August, 1996 by Donald F. Mintmire, who is personally known to me and who (did/did not) take an oath.
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                                 /s/ Lisa R. Coppa
                                 -----------------------
                                     Notary Public
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     Donald F. Mintmire, having been designated to act as
Registered Agent, hereby agree to act in this capacity.
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                                 /s/ Donald F. Mintmire
                                 -----------------------
                                   Donald F. Mintmire
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                 ARTICLES OF AMENDMENT
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Article I.  Name
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The name of this Florida corporation is Fairbanks, Inc.
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Article II.  Amendment
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The Articles of Incorporation of the Corporation are amended so that the name of the Corporation is changed from Fairbanks, Inc. to Jet Vacation, Inc.
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Article III.  Date Amendment Adopted
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The amendment set forth in these Articles of Amendment was
adopted on April 17, 1997.
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Article IV.  Shareholder Approval of Amendment
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The amendment set forth in these Articles of Amendment was
proposed by the Corporation's Board of Directors and
approved by the shareholders by a vote sufficient for
approval of the amendment.
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An authorized representative of the Corporation executed
these Articles of Amendment on Aril 17, 1997.
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Fairbanks, Inc.
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By: /s/ Donald F. Mintmire
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        Donald F. Mintmire
        by Brian R. Fons as attorney in fact
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               ARTICLES OF AMENDMENT
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Article I.  Name
-----------------
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The name of this Florida corporation is Fairbanks, Inc.
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Article II.  Amendment
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The Articles of Incorporation of the Corporation are amended so that the name of the Corporation is changed from Fairbanks, Inc. to Jet Vacations, Inc.
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Article III.  Date Amendment Adopted
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The amendment set forth in these Articles of Amendment was
adopted on September 29, 1997.
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Article IV.  Shareholder Approval of Amendment
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The amendment set forth in these Articles of Amendment was
proposed by the Corporation's Board of Directors and
approved by the shareholders by a vote sufficient for
approval of the amendment.
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The undersigned executed this document on the date shown
below.
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Jet Vacation, Inc.
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By: /s/ Kara O'Donnell
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Print Name:     Kara O'Donnell
Print Title:    Assistant Secretary
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Date: 9/29/97
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              ARTICLES OF AMENDMENT
                       TO
              ARTICLES OF INCORPORATION
                       OF
                 FAIRBANKS, INC.
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Pursuant to the provision of section 607.1006, Florida
Statutes, this Florida profit corporation adopts the following articles of amendment to the articles of incorporation:
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          FIRST: Amendment adopted (indicate articles number
being amended, added or    deleted)
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ARTICLE III, CAPITAL STOCK IS AMENDED TO READ AS FOLLOWS:
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     THE MAXIMUM NUMBER OF SHARES OF STOCK THAT THIS
CORPORATION IS AUTHORIZED TO HAVE OUTSTANDING AT ANY TIME
ONE TIME IS 50,000,000 SHARES OF COMMON STOCK, .001 PAR
VALUE PER SHARE AND 10,000,000 SHARES OF PREFERRED STOCK.
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         SECOND: If an amendment provides for an exchange,
reclassification or cancellation of issued shares, provision for implementing the amendment if not contained in the amendment itself, are as follows:
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         THIRD: The date of each amendment's adoption:
9/25/97- to be effective 9/30/96
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         FOURTH: Adoption of Amendment:
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     --- The amendment(s) was/were approved by the
shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.
     --- The amendment(s) was/were approved by the shareholders through voting groups. The following statements must be separately provided for each voting group entitled to vote separately on the amendment(s):
          "The number of votes case for the amendment(s)
           was/were sufficient for approval by
                                                        ."
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                        (Voting group)
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     --- The amendment(s) was/were adopted by the Board of
Directors without shareholders action and shareholder action was not required.
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      X  The amendment(s) was/were adopted by the
     --- incorporators without shareholder action and shareholder action was not required.
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     Signed this 25th day of September, 1996.
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     Signature:  /s/ Donald F. Mintmire
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      (By the Chairman or Vice Chairman of the Board of
   Directors, President or other officer if adopted by the
                    shareholders)
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                           OR
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       (By a director if adopted by the directors)
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                           OR
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     (By an incorporator of adopted by the incorporators)
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                   Donald F. Mintmire
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                 Typed or printed name
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                      Incorporator
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                         Title
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                ARTICLES OF AMENDMENT
                         TO
                ARTICLES OF INCORPORATION
                         OF
                  JET VACATIONS, INC.
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FIRST: AMENDMENTS ADOPTED
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     ARTICLE 1. NAME.
     ----------------
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     The name of this Florida corporation is Precom
Technology,  Inc.
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SECOND:  The amendment was adopted by the Board of Directors without shareholders action and shareholder action was not
required.
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By: /s/ Jack Goldstein
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Print Name:  Jack Goldstein
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Print Title: Director-President
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Date:        5/13/98
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